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                                                                 EXHIBIT 99.(AA)

                          JOINT FILING AGREEMENT as of
                                 July 25, 1996


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                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13-D dated July 26, 1996 with respect to the shares of common stock, $1 par value, of Interlake Corporation and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13D-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument


Date: July 25, 1996                NORTH ATLANTIC SMALLER
                                   COMPANIES INVESTMENT TRUST PLC

                                   By J O Hambro & Partners Ltd, its
                                   investment advisor

                                   By:

                                   /s/ Peter A Heaps
                                   ------------------------------
                                   Name:  Peter A. Heaps
                                   Title: Director

Date: July 25, 1996                J O HAMBRO & PARTNERS LIMITED

                                   By:

                                   /s/ Claudia Perkins
                                   ------------------------------
                                   Name:  Claudia Perkins
                                   Title: Director

Date: July 25, 1996                J O HAMBRO & COMPANY LIMITED

                                   By:

                                   /s/ Peter A Heaps
                                   ------------------------------
                                   Name:  Peter A. Heaps
                                   Title: Director

Date: July 25, 1996                ORYX INTERNATIONAL GROWTH
                                   FUND LIMITED

                                   By: J O Hambro & Partners Limited, its
                                   investment advisor

                                   By:

                                   /s/ Peter A Heaps
                                   ------------------------------
                                   Name:  Peter A. Heaps
                                   Title: Director

Date: July 25, 1996                CONSULTA (CHANNEL ISLANDS) LTD

                                   By:

                                   /s/ P. Hicks
                                   ------------------------------
                                   Name:  P. Hicks
                                   Title: Director

Date: July 25, 1996                GROWTH FINANCIAL SERVICES
                                   LIMITED formerly GROWTH
                                   INVESTMENT MANAGEMENT LIMITED

                                   By:

                                   /s/ Christopher Mills
                                   ------------------------------
                                   Name:  Christopher H.B. Mills
                                   Title: Director

Date: July 25, 1996                CHRISTOPHER HARWOOD BERNARD
                                   MILLS

                                   /s/ Christopher Mills
                                   ------------------------------

Date: July 25, 1996                AMERICAN OPPORTUNITY TRUST PLC

                                   By: J O Hambro & Partners Limited, its
                                   investment advisor

                                   By:

                                   /s/ Peter A Heaps
                                   ------------------------------
                                   Name:  Peter A. Heaps
                                   Title: Director

Date: July 25, 1996                J O HAMBRO INVESTMENT
                                   MANAGEMENT LTD

                                   By:

                                   /s/ John Anderson
                                   ------------------------------
                                   Name:  John Anderson
                                   Title: Director

Date: July 25, 1996                J O HAMBRO ASSET
                                   MANAGEMENT LIMITED

                                   /s/ R.C.O. Hellyer
                                   ------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director